SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   []

Check the appropriate box:

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
[]     Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12


      Fidelity Securities Fund

            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):

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
[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH &AMP; INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO
FUNDS OF
FIDELITY SECURITIES FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio (the funds), will be held at the office of Fidelity Securities Fund (the trust),
82 Devonshire Street, Boston, Massachusetts 02109 on July    13    , 1994,
at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To approve a Sub-Advisory Agreement with FMR Far East for Fidelity Blue Chip Growth Fund, Growth & Income Portfolio, and Fidelity OTC Portfolio.
 5. To approve a Sub-Advisory Agreement with FMR U.K. for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio.
 6. To approve an amended management contract for each fund.
 7. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 8. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 9. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 10. To amend Fidelity Growth & Income Portfolio's fundamental investment objective and certain fundamental policies.
11. To replace certain of Fidelity OTC Portfolio's fundamental investment policies with non-fundamental investment policies and eliminate certain others.
12. To    eliminate     Fidelity OTC Portfolio's fundamental policy
   concerning     repurchase agreements.
13.To e   liminate     Fidelity Growth & Income Portfolio's and
Fidelity OTC Portfolio's fundamental polic   ies     concerning    foreign
    currency contracts.
14.To replace Fidelity Growth & Income Portfolio's and Fidelity OTC Portfolio's fundamental investment limitation concerning diversification with a fundamental diversification limitation permitting increased investments in securities of any single issuer.
   15. To amend the fundamental investment limitation concerning real estate for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
1   6    . To amend the fundamental investment limitation concerning borrowing for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio.
1   7    . To amend the fundamental investment limitation concerning the issuance of senior securities for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio.
18. To eliminate the fundamental investment limitation concerning short sales of securities for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio.
19. To eliminate the fundamental investment limitation concerning margin purchases for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio.
20. To amend the fundamental investment limitation concerning lending for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio.
21. To amend Fidelity Blue Chip Growth Fund's fundamental investment limitation concerning diversification.
22. To eliminate the fundamental investment limitation concerning investment in other investment companies for Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio.
23. To adopt a fundamental investment limitation concerning commodities for Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio.
24. To amend Fidelity Blue Chip Growth Fund's fundamental investment limitation concerning commodities.
25. To eliminate Fidelity Growth & Income Portfolio   's     and
Fidelity OTC Portfolio's fundamental investment limitation concerning investing in oil, gas, and other mineral exploration programs.
26. To amend Fidelity Blue Chip Growth Fund   's    , Fidelity Growth &
Income Portfolio   's    , and Fidelity OTC Portfolio   '    s fundamental
investment limitation concerning the concentration of its investments in a single industry.
2   7.     To eliminate the fundamental investment limitation concerning restricted and illiquid securities for Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio.
28. To eliminate the fundamental investment limitation concerning purchasing securities of an issuer in which the Trustees or directors or officers of the funds or FMR hold more than 5% of the outstanding securities of such issuer for Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio.
 The Board of Trustees has fixed the close of business on May 1   6    ,
1994 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 1   6    , 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the funds involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH &AMP; INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO
TO BE HELD JULY 1   3    , 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Securities Fund (the trust) to be used at the Special Meeting of Shareholders of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held July
1   3    , 1994 at 10:00 a.m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and
the accompanying proxy card on or about May 1   6    , 1994. Supplementary
solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A copy of each fund's annual report for the fiscal year ended July 31, 1993 has been mailed or delivered to shareholders of each respective fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of March 31, 1994 are indicated in the following table:
  FIDELITY BLUE CHIP GROWTH FUND        62,731,971
  FIDELITY DIVIDEND GROWTH FUND        6,986,423
  FIDELITY GROWTH &AMP; INCOME PORTFOLIO        372,081,072
  FIDELITY OTC PORTFOLIO        54,052,391
 To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of any of the funds on that date. Shareholders of record at the close of business on May
1   6    , 1994 will be entitled to vote at the Meeting. Each such
shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED:    A PLURALITY OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSALS 1 AND 2.     APPROVAL OF PROPOSALS 3
THROUGH 28 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Securities Fund, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mrs. Davis, Mr. Mann, and Mr. Cox, all nominees named below are currently Trustees of Fidelity Securities Fund and have served in that capacity continuously since originally elected or appointed. Mr. Jones, Mr. Lynch, and Mr. McDonough were selected by the trust's Nominating and
Administration Committee (see page    )     and were appointed to the Board
in May 1990, April 1990, and August 1989, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity Management & Research Company (FMR, or the Adviser), or the funds' distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                         Principal Occupation **                  Year of
 (Age)                                                                   Election or
                                                                         Appointme
                                                                         nt

*J. Gary Burkhead               Senior Vice President, is                1986
         82 Devonshire Street   President of FMR; and President
         Boston, MA             and a Director of FMR Texas
 (5   3    )                    Inc. (1989), Fidelity
                                Management & Research
                                (U.K.) Inc. and Fidelity
                                Management & Research
                                (Far East) Inc.

Ralph F. Cox                       Consultant to Western Mining             --
200 Rivercrest Drive               Corporation (1994). Prior to
Forth Worth, TX                    1994, he was     President of
 (6   2    )                    Greenhill Petroleum Corporation
                                (petroleum exploration and
                                production, 1990).    Until     March
                                1990, Mr. Cox was President
                                and Chief Operating Officer of
                                Union Pacific Resources
                                Company (exploration and
                                production). He is a Director of
                                Bonneville Pacific Corporation
                                (independent power, 1989),
                                   Sanifill Corporation
                                   (non-hazardous waste, 1993),
                                   and     CH2M Hill Companies
                                (engineering). In addition, he
                                served on the Board of Directors
                                of the Norton Company
                                (manufacturer of industrial
                                devices, 1983-1990) and
                                continues to serve on the Board
                                of Directors of the Texas State
                                Chamber of Commerce, and is a
                                member of advisory boards of
                                Texas A&M University and
                                the University of Texas at Austin.



Nominee                         Principal Occupation **               Year of
 (Age)                                                                Election or
                                                                      Appointme
                                                                      nt

Phyllis Burke Davis             Prior to her retirement in            --
   P.O. Box 264                 September of 1991, Mrs. Davis
   Bridgehampton,     NY        was the Senior Vice President of
 (6   2    )                    Corporate Affairs of Avon
                                Products, Inc. She is currently a
                                Director of BellSouth
                                Corporation
                                (telecommunications), Eaton
                                Corporation (manufacturing,
                                1991), and the TJX Companies,
                                Inc. (retail stores, 1990), and
                                previously served as a Director
                                of Hallmark Cards, Inc.
                                (1985-1991) and Nabisco
                                Brands, Inc. In addition, she
                                serves as a Director of the New
                                York City Chapter of the National
                                Multiple Sclerosis Society, and is
                                a member of the Advisory
                                Council of the International
                                Executive Services Corps. and
                                the President's Advisory Council
                                of The University of Vermont of
                                Business Administration (1988).

Richard J. Flynn                Financial consultant. Prior to        1982
77 Fiske Hill                   September 1986, Mr. Flynn was
Sturbridge, MA                  Vice Chairman and a Director of
 (   70    )                    the Norton Company
                                (manufacturer of industrial
                                devices). He is currently a
                                Director of Mechanics Bank and
                                a Trustee of College of the Holy
                                Cross and Old Sturbridge
                                Village, Inc.

*Edward C. Johnson              President, is Chairman, Chief         1968
3d                              Executive Officer and a Director
         82 Devonshire Street   of FMR Corp.; a Director and
         Boston, MA             Chairman of the Board and of
 (6   4    )                    the Executive Committee of
                                FMR; Chairman and a Director
                                of FMR Texas Inc. (1989),
                                Fidelity Management &
                                Research (U.K.) Inc., and
                                Fidelity Management &
                                Research (Far East) Inc.



Nominee                     Principal Occupation **                      Year of
 (Age)                                                                   Election or
                                                                         Appointme
                                                                         nt

E. Bradley Jones            Prior to his retirement in 1984,             1990
   3881-2 Lander Road       Mr. Jones was Chairman and
   Chagrin Falls,     OH    Chief Executive Officer of LTV
 (66)                       Steel Company. Prior to May
                            1990, he was Director of
                            National City Corporation (a
                            bank holding company) and
                            National City Bank of Cleveland.
                            He is a Director of TRW Inc.
                            (original equipment and
                            replacement products),
                            Cleveland-Cliffs Inc. (mining),
                            NACCO Industries, Inc. (mining
                            and marketing), Consolidated
                            Rail Corporation, Birmingham
                            Steel Corporation,        Hyster-Yale
                            Materials Handling, Inc., and
                            RPM Inc. (manufacturer of
                            chemical products, 1990). In
                            addition, he serves as a Trustee
                            of First Union Real Estate
                            Investments; Chairman of the
                            Board of Trustees and a
                            member of the Executive
                            Committee of the Cleveland
                            Clinic Foundation, a Trustee and
                            a member of the Executive
                            Committee of University School
                            (Cleveland), and a Trustee of
                            Cleveland Clinic Florida.

Donald J. Kirk              Professor at Columbia University             1987
680 Steamboat Road          Graduate School of Business
   Apartment #1-North       and a financial consultant. Prior
Greenwich, CT               to 1987, he was Chairman of the
 (6   1    )                Financial Accounting Standards
                            Board. Mr. Kirk is a Director of
                            General Re Corporation
                            (reinsurance)    and Valuation
                               Research Corp. (appraisals and
                               valuations, 1993). In addition, he
                               serves as Vice Chairman of the
                               Board of Directors     of the
                            National Arts Stabilization Fund
                               and Vice Chairman of the Board
                               of Trustees of     the Greenwich
                            Hospital Association   .



Nominee                         Principal Occupation **                      Year of
 (Age)                                                                       Election or
                                                                             Appointme
                                                                             nt

*Peter S. Lynch                 Vice Chairman of FMR (1992).                 1990
         82 Devonshire Street   Prior to his retirement on May
         Boston, MA             31, 1990, he was a Director of
 (5   1    )                    FMR (1989) and Executive Vice
                                President of FMR (a position he
                                held until March 31, 1991); Vice
                                President of Fidelity Magellan
                                Fund and FMR Growth Group
                                Leader; and Managing Director
                                of FMR Corp. Mr. Lynch    was
                                   also Vice President of Fidelity
                                   Investments Corporate Services
                                   (1991-1992). He     is a Director of
                                W.R. Grace & Co.
                                (chemicals, 1989) and Morrison
                                Knudsen Corporation
                                (engineering and construction   ).
                                       In addition, he serves as a
                                Trustee of Boston College,
                                Massachusetts Eye & Ear
                                Infirmary, Historic Deerfield
                                (1989), and Society for the
                                Preservation of New England
                                Antiquities, and as an Overseer
                                of the Museum of Fine Arts of
                                Boston (1990).

Edward H. Malone                Prior to his retirement in 1985,             1989
5601 Turtle Bay Drive           Mr. Malone was Chairman,
#2104                           General Electric Investment
Naples, FL                      Corporation and a Vice
 (69)                           President of General Electric
                                Company. He is a Director of
                                Allegheny Power Systems, Inc.
                                (electric utility), General Re
                                Corporation (reinsurance), and
                                Mattel Inc. (toy manufacturer).    In
                                   addition, he serves as a Trustee
                                   of Corporate Property Investors,
                                   the EPS Foundation at Trinity
                                   College, the Naples
                                   Philharmonic Center for the Arts,
                                   and Rensselaer Polytechnic
                                   Institute, and he is a member of
                                   the Advisory Boards of Butler
                                   Capital Corporation Funds and
                                   Warburg, Pincus Partnership
                                   Funds.

Marvin L. Mann                  Chairman of the Board,                       --
55 Railroad Avenue              President, and Chief Executive
Greenwich, CT                   Officer of Lexmark International,
 (61)                           Inc. (office machines, 1991).
                                Prior to 1991, he held positions
                                of Vice President of International
                                Business Machines Corporation
                                ("IBM") and President and
                                General Manager of various IBM
                                divisions and subsidiaries. Mr.
                                Mann is a Director of M.A.
                                Hanna Company (chemicals,
                                1993) and Infomart (marketing
                                services, 1991), a Trammell
                                Crow Co. In addition, he serves
                                as the Campaign Vice Chairman
                                of the Tri-State United Way
                                (1993) and is a member of the
                                University of Alabama
                                President's Cabinet (1990).

Gerald C. McDonough             Chairman of G.M. Management                  1989
135 Aspenwood Drive             Group (strategic advisory
Cleveland, OH                   services). Prior to his retirement
 (6   5    )                    in July 1988, he was Chairman
                                and Chief Executive Officer of
                                Leaseway Transportation Corp.
                                (physical distribution services).
                                Mr. McDonough is a Director of
                                ACME-Cleveland Corp. (metal
                                working, telecommunications
                                and electronic products),
                                Brush-Wellman Inc. (metal
                                refining),York International Corp.
                                (air-conditioning and
                                   refrigeration, 1989), Commercial
                                   Intertech Corp. (water treatment
                                   equipment, 1992) and
                                   Associated Estates Realty
                                   Corporation (a Real estate
                                   investment trust, 1993).



Nominee                  Principal Occupation **                Year of
 (Age)                                                          Election or
                                                                Appointme
                                                                nt

Thomas R. Williams       President of The Wales Group,          1989
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (65)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                            (computer software),     Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates,
                         Inc. (computer software),
                         National Life Insurance
                         Company of Vermont, American
                         Software, Inc. (1989), and
                         AppleSouth Inc. (restaurants,
                         1992).




** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of March 31, 1994 the nominees and officers of the trust owned, in the
aggregate, less than    1    % of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a vote of two-thirds of the outstanding shares of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and six non-interested Trustees, met eleven times during the twelve months ended July 31, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $50,000 from the trust in their capacities as Trustees of the funds for the fiscal year ended July 31, 1993. The non-interested Trustees also served in
similar capacities for other funds advised by FMR (see page    )    , and
received additional compensation for such services.
 The Board has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday, will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, or FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended July 31, 1993, the
Committee held    five     meetings.
        The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve
months ended July 31, 1993 the Committee held    four     meetings. The
Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS &AMP; LYBRAND AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of Coopers & Lybrand are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in the trust (dollar-based voting) rather than on the number of shares owned for all shareholder votes for the fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio are funds of Fidelity Securities Fund, an open-end management investment company organized as a Massachusetts business trust. Currently, there are four funds in the trust. Each fund votes separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Securities Fund, voting rights may have become disproportionate since the net asset values per share (NAV) of the separate funds diverge over time. The SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment complies with the condition is stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount
invested in a fund with a higher NAV. The table    on page 11     shows
each fund's net asset value.
Fund Name                                           $1,000 investment
                                 Net Asset Value    in terms of shares
                                 as of March 31,    as of March 31,
                                 1994               1994

Fidelity Blue Chip Growth Fund    $   24.36             41.051

Fidelity Growth & Income      $   21.53             46.447
Portfolio

Fidelity Dividend Growth Fund     $   11.57             86.430

Fidelity OTC Portfolio            $   23.55             42.463

 For example, Fidelity    Dividend Growth Fund     shareholders would have
approximately    111    % greater voting power    than     Fund Fidelity
Blue Chip Growth Fund shareholders, because at current NAVs   ,     a
$1,000 investment in Fidelity    Dividend Growth Fund     would equal
   86.430     shares, whereas a $1,000 investment in Fund Fidelity Blue
Chip Growth would equal    41.051     shares. Accordingly, a one share,
one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share has an equal market price.
  On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for the fund. If approved Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS
 Section 1 ... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series, on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect after the shareholder meeting or any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights amongst all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the proposed amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Company (Far East) Inc. (FMR Far East) and FMR on behalf of each fund. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities, if FMR believes it would be beneficial to each fund
and its shareholders.    BECAUSE FMR PAYS ALL OF FMR FAR EAST'S FEES, THE
PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUNDS TO FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. A copy of the proposed agreement is attached
to this proxy statement as Exhibit    3    .
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the proposed agreement, FMR Far East would act as an investment consultant to FMR and would supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of
each     fund. FMR Far East would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the proposed agreement with FMR Far East, FMR, NOT EACH FUND, would pay FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 Under the proposed agreement, FMR could also grant investment management authority with respect to all or a portion of each fund's assets to FMR Far East. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all
or a portion of    a     fund's assets, FMR Far East would be authorized to
buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio
Transactions" section on page        .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.   To the extent that FMR granted investment management authority to
FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, the Board and FMR will consider alternative means of obtaining the investment services provided under the Sub-Advisory Agreement.
5. TO APPROVE A SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 In conjunction with its portfolio management responsibilities on behalf of each fund, FMR proposes to enter into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. BECAUSE FMR PAYS ALL OF FMR U.K.'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY EACH FUND TO FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. A copy of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the proposed agreement, FMR U.K. would act as an investment consultant to FMR and would supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of
each     fund. FMR U.K. would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the proposed agreement with FMR U.K., FMR, NOT EACH FUND, would pay FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 Under the proposed agreement, FMR could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions"
section on page        .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.   To the extent that FMR granted investment management authority to
FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on August 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, the Board and FMR will consider alternative means of obtaining the investment services provided under the Sub-Advisory Agreement.
6. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH FUND.
 The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal to amend each fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 1 for Fidelity OTC Portfolio and Fidelity Blue Chip Growth Fund and as Exhibit 2 for Fidelity Growth & Income Portfolio and Fidelity
Dividend Growth Fund   ,     beginning on page        . Except for the
amendment to the management fee it is substantially identical to the Present Contract. (For a detailed discussion of the funds' Present Contracts, refer to the section entitled "Present Management
Contract   s    " beginning on page        .) If approved by shareholders,
the Amended Contract will take effect on August 1 , 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by each fund's Board of Trustees. If the Amended Contract is not approved, the Present
Contract will continue in effect through July 3   1    , 1995, and
thereafter subject to continuation by the fund's Board of Trustees.
 MODIFICATION TO GROUP FEE RATE. The group fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract would not change the group fee calculation for group net assets of $138 billion ($228 for Dividend Growth
Fund) or less. Above $138 billion ($228 for Dividend Growth Fund) in group net assets, the group fee rate does not decline under the Present Contract, but under the Amended Contract, it declines as indicated in the table below. These lower fee rates were voluntarily implemented by FMR on January 1, 1992, and November 1, 1993.
 The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fees when assets increase. The Amended Contract would add
f   ive     new fee breakpoints (three for Dividend Growth) for group asset levels above $138 billion ($174 for Dividend Growth) as illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management
Contract   s    " beginning on page        .)
GROUP FEE RATES SCHEDULE

Average Group         Present
        Present                          Amended
Assets                Contract*                 Contract*   *       Contract
($ billions)

102    -     138      .3100%          .3100%                        .3100%

138    -     174      .3100%          .3   05    0%                 .3050%

174    -     228      .3100%          .3   0    00%                 .3000%

228    -     282      .3100%          .3   0    00%                 .2950%

282    -     336      .3100%          .3   0    00%                 .2900%

Over 336              .3100%          .3   0    00%                 .2850%


 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES

Group Net         Present
        Present                          Amended
Assets            Contract*                 Contract   **       Contract
($ billions)

215               .3292%          .32   64    %                 .3264%

250               .3265%          .32   27    %                 .3223%

300               .3238%          .3   190    %                 .3175%

350               .3218%          .3   162    %                 .3133%

400               .3203%          .3   142    %                 .3098%



   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992 and November 1, 1993 for OTC, Blue Chip Growth, and Growth & Income.
   ** Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993 for Dividend Growth.
    Average group net assets for March 1994 were approximately $253 billion.
    The     annual individual fund fee rate is .30%    for Fidelity
    Blue Chip Growth Fund    and Fidelity     Dividend Growth Fund, .20%
   for Fidelity     Growth & Income Portfolio, and .35%    for Fidelity
    OTC Portfolio. The sum of the group fee rate and the individual fund
fee rate is referred to as a fund's basic fee rate    if the fund has a
performance adjustment and referred as the fund's management fee rate
    for    a     fund that does not have performance adjustment   .
One-twelfth (1/12) of this annual    basic fee     (management fee: Growth
& Income Portfolio) rate is applied to the fund's average net assets
for the current month, resulting in a dollar amount which is the    basic
fee     (management fee: Growth & Income Portfolio) for that month.
 Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC Portfolio: The basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the Standard & Poor's 500 Composite Stock Price Index (S&P 500); (Fidelity Blue Chip Growth Fund and Fidelity Dividend Growth
Fund) or the NASDAQ Index (the Index); (Fidelity OTC Portfolio) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This
performance comparison is made at the end of each month. One   -    twelfth
of this rate is applied to the average daily net assets for the fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee.
    COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following table compares each fund's basic fee rate under the terms of the Present Contract and the Amended Contract for March 1994 average group net assets of $253 billion.
             Present Contract
          Proposed Contract

             Management Fee             Management Fee
             Rate                       Rate

   Fidelity Blue Chip Growth            .6263%           .6220%
   Fund

   Fidelity Dividend Growth             .6225%           .6220%
   Fund

   Fidelity Growth &                .5263%           .5220%
   Income

    Portfolio

   Fidelity OTC Portfolio               .6763%           .6720%

 The following table compares each fund's management fee (For Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, and Fidelity OTC
Portfolio: including the Performance Adjustment   , if any    )   ,     and
total expense ratio under the terms of the Present Contract for the fiscal year ended July 31, 1993 to the fees and expenses the fund would have incurred if the Amended Contract had been in effect.
         Present     Contract    ***          Amended     Contract


                      Manageme             Total                    Manageme             Total
                      nt                   Expense                  nt Fee               Expense
                      Fee                  Ratio                                         Ratio

Fidelity Blue Chip    $    4,274,626           1.25    %            $    4,265,926           1.25    %
Growth Fund

Fidelity Dividend     $    15,127              2.50    %   **       $    15,075              2.50    %   **
Growth Fund*

Fidelity Growth       $    27,684,30           .83    %             $    27,607,54           .83    %
&                    8                                             0
Income Portfolio

Fidelity OTC             $ 8,881,231           1.08    %            $    8,863,888           1.08    %
Portfolio


   * From April 28, 1993 (commencement of operations).
   ** Annualized
   *** Excludes voluntary adoption of extended group fee rate schedules.
 MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. The non-interested Trustees recommended in 1991, and again in 1993, that the existing group fee be reconsidered in light of the significant growth in the assets of funds advised by FMR.
 FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the domestic and international securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the funds.
 CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED SHAREHOLDER ACTION. Based on its evaluation of the extensive materials presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of each fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the funds vote FOR the Amended Contract.
7. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case would also require shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
 RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
8. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies
do not allow for such investments. Proposal 9 on page         seeks each
fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed    so called "master
feeder" fund     structures under which several    "feeder"     funds
invest all of their assets in a single pooled investment   , or "master"
fund.     For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This
structure allows several    feeder     funds with substantially the same
objective but different distribution and servicing features to combine
their investments and manage them as one    master     pool instead of
managing them separately. The    feeder     funds combine their investments
by investing all of their assets in one    master     pooled fund which
would be organized as an open-end management investment company (mutual
fund). (Each    feeder     fund invested in a single    master     pooled
investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other
   feeder     funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually reviews methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 9), if they determine that a Pooled Fund
Structure is in the best interest of a fund   ,     and if, upon advice of
counsel, they determine that the investment will not have material adverse
tax consequences to the fund or its shareholders.    The Trustees will
specifically consider the impact, if any, on the fees paid by the fund as a
result of adopting a Pooled Fund Structure.     Although the current
Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
9. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END
INVESTMENT COMPANY WITH THE SUBSTANTIALLY THE SAME    INVESTMENT
    OBJECTIVE AND POLICIES.
 The Board of Trustees has approved,    and recommends that shareholders of
each fund approve, the adoption of a new fundamental     investment policy
that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed    so called
"master-feeder" fund     structures under which several    feeder     funds
invest all of their assets in a single pooled    "master" fund    . In
order to implement a Pooled Fund Structure   , an amendment to the
Declaration of Trust is proposed, as is the adoption of a new fundamental
investment policy.     Proposal 8, proposes to amend the Declaration of
Trust,    and     if approved, would allow the Trustees to authorize the
conversion to a Pooled Fund Structure    when     permitted by a fund's
policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
    REASON FOR     THE PROPOSAL. FMR and the Board of Trustees continually
review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund
should invest in a    master fund    , the Trustees believe it could be in
the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders. Approval
of Proposal    8     provides the Trustees with explicit authority to
approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on diversification, industry concentration, and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual
securities as it does currently.    Whenever a fund is asked to vote at a
shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so
would materially increase costs    (including fees)      to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
    If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
   10. TO AMEND FIDELITY GROWTH &AMP; INCOME PORTFOLIO'S FUNDAMENTAL INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL POLICIES.
    The Board of Trustees has approved, and recommends that shareholders approve, modifications to the fund's investment objective and policies that would eliminate the reference to "growth of income" in the fund's objective and policies and provide the fund with more flexibility in seeking to achieve its objective. Adoption of the proposed objective and policies is not expected to materially affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests, but will provide FMR with more flexibility in selecting the investments for the fund.
    CURRENT OBJECTIVE AND POLICIES. The fund's current fundamental objective provides that the fund seeks:
    "long-term growth of capital, current income, and growth of income, consistent with reasonable investment risk."
    In addition, the fund observes the following fundamental policies: "FMR will pursue the fund's objective by investing its assets in securities of companies that offer growth potential while paying current dividends. FMR will generally sell securities of companies for which dividends fall to a level lower than the yield of the S&P 500. It is expected that the primary fixed income investments that the fund will make will be in corporate bonds. The fund expects to invest primarily in securities currently paying dividends, although it may buy securities that are not paying dividends, but offer prospects for growth of capital or future income."
    DISCUSSION OF PROPOSED CHANGES. The Trustees recommend that the fund's objective be modified to delete the reference to "growth of income." If the proposal is approved, the fund's objective will be replaced with the following fundamental objective:
    "The fund seeks high total return through a combination of current income and capital appreciation."
    While growth of income will continue to be one of the investment styles available to the fund, FMR believes the revised objective better reflects a strategy of investing for income and growth in any combination, using any of various investment disciplines.
    The fund's Trustees also intend to replace the fund's fundamental policies with the following non-fundamental policies, which could be changed in the future without further approval of shareholders:
    "The fund may invest in any type of equity or debt securities in pursuit of its objective. The fund expects to invest a majority of its assets in equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy securities that are not currently paying dividends, but offer prospects for capital appreciation or future income."
    The proposed changes would provide the fund with explicit authority to invest in all types of securities in search of long-term growth of capital and current income without imposing limits on the types of eligible investments. If the proposal is approved, the fund expects to invest a majority of its assets in equity securities, although it will be able to invest in any type of equity or debt instrument. It would no longer be required to have its primary fixed-income instruments be corporate bonds, and would have greater flexibility to invest more significantly in government bonds if FMR believes they would be consistent with the fund's objective. Although the fund anticipates that its yield will be greater than the S&P 500, it would no longer be generally required to sell securities with a lower yield.
    The proposed amendment to the fund's objective and policies is not expected to materially affect the investments of the fund: however, it will provide FMR with more flexibility in selecting the types and mix of the fund's investments.
    CONCLUSION. The Board of Trustees believes that the proposed modifications to the fund's investment objective and policies are in the best interests of the fund and its shareholders, and unanimously recommends that shareholders vote FOR the Proposal. If the Proposal is not approved, the fund's fundamental objective and policies will remain unchanged.
   11. TO REPLACE CERTAIN OF FIDELITY OTC PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICIES WITH NON-FUNDAMENTAL INVESTMENT POLICIES AND ELIMINATE CERTAIN OTHERS.
    The Board of Trustees has approved a proposal that would replace certain of the fund's fundamental investment policies with non-fundamental investment policies and eliminate certain others. The main purpose of this proposal is to give the fund greater flexibility in the choice and management of its investments in pursuing its objective of seeking capital appreciation by investing in securities traded in the over-the-counter securities market. While it does not currently anticipate doing so, approval of this proposal would permit the fund to change its policies regarding the types of securities it purchases, consistent with its investment objective, subject only to the supervision of the Trustees and applicable regulatory requirements, without seeking additional approval from shareholders. The fund's fundamental investment objective - to seek capital appreciation - will remain the same, and will not be changed in the future without shareholder approval.
    Currently, the fund's fundamental policies provide that 1) at least 65% of the fund's assets will be invested in securities traded in the over-the-counter (OTC) securities market; 2) the fund may hold, for up to six months, securities that were traded only on the OTC securities market when purchased but which have since been listed on the New York Stock Exchange or American Stock Exchange or a foreign exchange, and may consider that these securities fall within the fund's 65% limitation; and 3) the fund may invest up to 30% of its assets in foreign securities. The proposal would eliminate these fundamental policies and replace them with the following non-fundamental policy:
    "FMR, the fund's manager, will normally invest at least 65% of the fund's total assets in securities that are traded principally in the over-the-counter market. "
    Fundamental investment policies can be changed only with the approval of shareholders, while non-fundamental policies can be changed or eliminated without shareholder approval. However, changes in investment policies would continue to be subject to the supervision of the Board of Trustees, and to appropriate disclosure to fund shareholders and prospective investors.
    Currently, the fund may treat securities as "OTC securities" for six months after the security begins trading on an exchange for purposes of determining whether 65% of its assets are invested in OTC securities. Eliminating the six-month limit is not expected to affect the fund's portfolios substantially, but will enable FMR to hold securities for a longer period of time in order to realize FMR's longer-term value projections. Securities that become listed on an exchange after purchase will continue to be considered OTC securities for purposes of the 65% limit. In addition, the 65% limit will now apply to the fund's total assets rather than net assets in order to conform with the current SEC requirements.
    In addition, as a fundamental policy, the fund currently may not invest more than 30% of its assets in OTC or listed foreign securities. FMR believes that this policy restricts the fund from investing in securities which represent a significant portion of the universe of available securities. The fund will continue to invest in securities on the basis of capital appreciation.
    Foreign securities may involve additional risks. These include currency fluctuations, risks relating to political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due and may require that the conditions for payment be renegotiated. These factors could make foreign investments, especially those in developing countries, more volatile.
    CONCLUSION. The fund does not expect that the proposed changes will materially alter the manner in which the fund is currently managed but will provide it with additional flexibility to respond to changes in regulation and market conditions in the future. The Trustees recommend that shareholders vote FOR the proposal. The new investment policies, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current fundamental investment policies will remain unchanged.
   12. TO ELIMINATE FIDELITY OTC PORTFOLIO'S FUNDAMENTAL POLICY CONCERNING REPURCHASE AGREEMENTS.
    The fund, as a matter of fundamental policy, may engage in repurchase agreements with member banks of the Federal Reserve System and primary dealers in U.S. government securities. Other investment companies managed by FMR may enter into such transactions with banks, such as U.S. branches of foreign banks, that may not be members of the Federal Reserve system and with dealers that are not primary dealers, but which are deemed by FMR to be creditworthy and otherwise qualified to engage in these transactions. The Trustees recommend eliminating the fund's current fundamental policy with respect to the specific parties with which the fund may enter into repurchase agreements. If the proposal is approved, repurchase transactions will be limited to those parties whose creditworthiness has been reviewed and found satisfactory by FMR.
    Elimination of this policy would enable the fund to have broader flexibility when engaging in repurchase agreements. The criteria used by FMR to evaluate the creditworthiness of counter-parties will remain unchanged. However, you should note that by expanding the type of institutions with which the fund may engage in a repurchase agreement, additional risks may be incurred. For example, the risks of transacting with U.S. branches of foreign banks include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest.
    CONCLUSION. The Board of Trustees believes that this Proposal will benefit the fund by eliminating restrictions on engaging in repurchase agreements only with specific parties. The Trustees recommend that shareholders vote FOR the proposed elimination of the fund's fundamental policy regarding repurchase agreements. If shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. If the Proposal is not approved the fund's current policies will remain unchanged.
   13. TO ELIMINATE FIDELITY GROWTH &AMP; INCOME PORTFOLIO'S AND FIDELITY OTC PORTFOLIO'S FUNDAMENTAL POLICIES CONCERNING FOREIGN CURRENCY
CONTRACTS.
    Fidelity Growth & Income Portfolio's and Fidelity OTC Portfolio's current fundamental policies regarding foreign currency transactions allow each fund to enter into foreign currency contracts under only two circumstances:
    1) to fix a definite price in U.S. dollars in connection with the purchase and sale of securities denominated in foreign currencies, sometimes called a "settlement hedge" or "transaction hedge," or
    2) to hedge against a decline in the value of existing investments denominated in a foreign currency, sometimes called a "position hedge."
    FMR recommends the funds eliminate the fundamental policies that limit currency transactions to the two circumstances described above in order to provide the funds with the same flexibility in currency transactions as all other Fidelity equity funds. If the proposal is approved, each fund will have expanded ability to engage in currency transactions for any purpose consistent with its investment objective and policies, including the use of the foreign currency strategies outlined below.
    Currently, the funds may enter into forward contracts in connection with the specific purchase or sale of securities. If the proposal is approved, the funds may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
     If the proposal is approved, a fund could also hedge a security position denominated in one currency with another currency expected to perform similarly. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
    Each fund could also enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform better relative to the U.S. dollar. For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.
    The above discussion summarizes some, but not all, of the possible currency management strategies involving forward contracts that could be used by the funds if the Proposal is approved.
    Successful use of currency forward contracts will depend on FMR's skill in analyzing and predicting currency values. Forward contracts may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as FMR anticipates. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss. There is no assurance that FMR's use of currency forward contracts will be advantageous to the funds or that they will hedge at an appropriate time.
    Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
    CONCLUSION. The Board of Trustees believes that this Proposal will benefit the funds by eliminating each fund's fundamental policy regarding currency forward contracts. The Trustees recommend that shareholders vote FOR the proposed elimination of the funds' policies regarding currency forward contracts. If shareholders approve the Proposal, it will be implemented on the effective date of the next prospectus. If the Proposal is not approved each fund's current policies will remain unchanged.
14. TO REPLACE FIDELITY GROWTH &AMP; INCOME PORTFOLIO'S AND    FIDELITY
    OTC PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION WITH A FUNDAMENTAL DIVERSIFICATION LIMITATION PERMITTING INCREASED INVESTMENTS IN SECURITIES OF ANY SINGLE ISSUER.
 Fidelity Growth & Income Portfolio's current fundamental investment limitation regarding diversification states:
 "The fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed by the government of the United States, its agencies, or instrumentalities) if, as a result (and at the time) thereof: (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of such issuer."
 Fidelity OTC Portfolio's current fundamental investment limitation regarding diversification states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities) if, as a result (and at the time) thereof:
(a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer or (b) the fund would hold more than 10% of the outstanding voting securities of such issuer."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental investment limitation regarding diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders approve an amendment to
   each     fund   's     fundamental investment limitation regarding
diversification that will permit each fund to invest more than 5% of its total assets in the securities of one or more issuers and to hold more than 10% of the voting securities of one or more issuers. Subject to certain statutory exceptions for securities of the U.S. government and its agencies and instrumentalities, this increased investment flexibility will be confined to 25% of a fund's total assets. The current 5% limitation applicable to purchases of securities of a single issuer and 10% limitation applicable to purchases of voting securities of a single issuer will remain in effect with respect to 75% of a fund's total assets.
 State securities regulations (Blue Sky regulations) at one time prohibited a fund from registering shares for sale if the fund intended to invest more than 5% of total assets in a single issuer or to hold more than 10% of the voting securities of a single issuer. The funds have fundamental restrictions that incorporate these Blue Sky restrictions. Because the Blue Sky regulations regarding these limitations have been eliminated, shareholder approval is sought to permit each fund to invest a higher proportion of its assets in securities issued by a single issuer and to hold a higher proportion of voting securities of a single issuer.
 If the proposal is approved, each fund would be required to invest 75% of its total assets so that no more than 5% of total assets would be invested in any one issuer, and so that the fund owned no more than 10% of the voting securities of any such issuer. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of assets a fund could invest in any single issuer or hold of voting securities of a single issuer. This would permit a fund, for example, to invest 25% of its total assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. The primary purpose of the proposal is to give each fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. FMR believes that this increased flexibility may provide opportunities to enhance a fund's performance. At the same time, investing a larger percentage of a fund's assets in a single issuer's securities increases a fund's exposure to credit and other risks associated with that issuer's financial condition and business operations, including the risk of default on debt securities. FMR will only invest more than 5% of a fund's total assets in an issuer's securities when it believes the securities' potential return justifies accepting the risks associated with the higher level of investment. FMR does not currently expect that approval will materially affect the way in which either fund is managed with regard to a fund holding more than 10% of the voting securities of an issuer.
 If the proposal is approved, the new fundamental diversification limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed limitation will benefit each fund by providing more investment flexibility, which may result in enhanced performance. Accordingly, the Trustees recommend that shareholders vote FOR the proposed limitation. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, each fund's current limitation will remain unchanged.
1   5    . TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL
ESTATE FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 The fundamental investment limitation for Fidelity Blue Chip Growth Fund currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans."
 The fundamental investment limitation for Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans);
 Subject to shareholder approval, the Trustees intend to replace each fund's respective fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which each fund is authorized to invest and to conform each fund's fundamental real estate limitation to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
    T    he proposed limitation would clarify    several     points.
   First, the proposed limitation permits investments in real-estate-related instruments whether they are marketable or not, while the current limitations refer only marketable securities. Any marketable securities will continue to be limited to 10% of net assets by the funds' existing fundamental or non-fundamental limitations on illiquid securities.
Second    , the proposed limitation would make it explicit that a fund may
acquire a security or other instrument    whose     payments of interest
and principal        may be secured by a mortgage or other right to
foreclose on real estate, in the event of default.    Third    , the
proposed limitation would clarify the fact that the fund   s     may invest
without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities are, of
course, subject to    a     fund's investment objective and policies and to
other limitations regarding diversification and concentration. With respect
to Growth    & Income and OTC Portfolio    , the proposed limitation
also     specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility.
    To the extent that a fund buys securities and instruments of companies in the real estate business, the fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the amended limitation will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
   ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
    The primary purpose of Proposals 16 through 28 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar types of funds managed by FMR. The Board of Trustees has asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
    It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
   16. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
    Fidelity Blue Chip Growth Fund's current fundamental investment limitation concerning borrowing states:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities, other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation;"
    Fidelity Growth & Income Portfolio's current fundamental investment limitation concerning borrowing states:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. The fund will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding."
    Fidelity OTC Portfolio's current fundamental investment limitation concerning borrowing states:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced within 3 days to the extent necessary to comply with the 33 1/3% limitation."
    Subject to shareholder approval, the Trustees intend to replace each fund's respective fundamental investment limitation with the following fundamental investment limitation governing borrowing:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
    The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
    Adoption of the proposed limitation concerning borrowing is not expected to affect the way the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. However, the proposal would clarify several points. First, the proposed limitation would require each fund to reduce borrowings that come to exceed 33 1/3% of total assets for any reason. Under the current limitation, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only by reason of a decline in net assets. The proposed limitation also specifically defines "three business days" to exclude Sundays and holidays.
    In addition, with respect to Growth & Income Portfolio, the fund currently has a limitation describing its policy of not purchasing a security while borrowings representing more than 5% of total assets are outstanding included in its fundamental borrowing limitation. Subject to shareholder approval, the Trustees intend to replace these components of the fundamental investment limitation with similar non-fundamental investment limitations that could be changed by vote of the Trustees without further approval by shareholders.
    CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
17. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 Fidelity Blue Chip Growth Fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of securities preferred over shares of the fund with respect to the fund's assets or earnings, provided that Fidelity Securities Fund (the Trust) may issue additional series of shares in accordance with its Declaration of Trust."
 Fidelity Growth & Income Portfolio's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue senior securities."
 Fidelity OTC Portfolio's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue senior securities."
 The Trustees recommend that shareholders vote to replace each fund's respective fundamental investment limitation with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which each fund is managed, the investment performance of the funds, or the securities or instruments in which the funds invest. However, the proposed limitation clarifies that the funds may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
18. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 Fidelity Blue Chip Growth Fund's current fundamental investment limitation concerning selling securities short states:
 "The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute short sales."
 Fidelity Growth & Income Portfolio's current fundamental investment limitation concerning selling securities short states:
 "The fund may not make short sales of securities (except by selling futures contracts) unless it owns, or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold;"
 Fidelity OTC Portfolio's current fundamental investment limitation concerning selling securities short states:
 "The fund may not make short sales of securities, unless it owns or, by virtue of its ownership of other securities, has the right to obtain, securities equivalent in kind and amount to the securities sold; provided, however, that the fund may purchase or sell futures contracts."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental limitations with a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
    "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
    E    limination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this
time   .     The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations"
on page        ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's respective fundamental investment limitations regarding short sales of securities. If approved, the proposal will take effect immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
19. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 Fidelity Blue Chip Growth Fund's current fundamental investment limitation concerning purchasing securities on margin states:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the fund may make initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts."
 Fidelity Growth & Income Portfolio's current fundamental investment limitation concerning purchasing securities on margin states:
 "The fund may not purchase any security on margin (except for such short-term credits as are necessary for the clearance of transactions) and provided that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 Fidelity OTC Portfolio's current fundamental investment limitation concerning purchasing securities on margin states:
 "The fund may not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions); provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved,
the Trustees intend to adopt a    substantially identical
    non-fundamental limitation for each fund that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing
securities on margin, except to obtain    such     short-term credits as
may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts.With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of
Standardized Investment Limitations" on page    )     and are in the best
interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of each fund, that fund's current limitation will remain unchanged.
20. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY GROWTH &AMP; INCOME PORTFOLIO, AND FIDELITY OTC PORTFOLIO.
 Fidelity Blue Chip Growth Fund's current fundamental investment limitation concerning lending states:
 "The fund may not make loans, except (a) by lending portfolio securities, or by lending money to registered investment companies or portfolios thereof for which FMR or an affiliate serves as investment adviser, or to a joint account of such companies or portfolios; provided that no loan will be made if, as a result thereof, more than 33 1/3% of the fund's total assets (taken at current value) would be lent to another party; (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations; and (c) by engaging in repurchase agreements with respect to portfolio securities."
 Fidelity Growth & Income Portfolio's current fundamental investment limitation concerning lending states:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to fund securities."
 Fidelity OTC Portfolio's current fundamental investment limitation concerning lending states:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities;."
 Subject to shareholder approval, the Trustees intend to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
    In addition, if this proposal is approved, the Trustees intend to adopt the following non-fundamental limitation concerning lending:
    "The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as an investment advisor or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)"
    The proposal is not expected to significantly affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which the funds invest. However, the proposed limitation would clarify each fund's ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another partly by a company, government, or other borrower. These types of securities have additional risks beyond conventional debt securities because they may entail less legal protection for the funds, or there may be a requirement that a fund supply additional cash to a borrower on demand.
 The primary purpose of the proposal is to revise each fund's fundamental lending limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized
Investment Limitations" on page        .) If the proposal is approved, the
new fundamental lending limitation cannot be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of each respective fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the current limitation will remain unchanged.
21. TO AMEND    FIDELITY     BLUE CHIP GROWTH FUND'S FUNDAMENTAL INVESTMENT
LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (i) more than 5% of the fund's total assets would be invested in the securities of such issuer, or (ii) the fund would hold more than 10% of the voting securities of such issuer."
 Subject to shareholder approval, the Trustees intend to replace the fund's fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The primary purpose of the proposal is to revise the funds' fundamental diversification limitation to conform to a limitation which is expected to become standard for all diversified funds managed by FMR. Although the new
diversification limitation is not    significantly different from the
current limitation,     it will contribute to the overall objectives of
standardization. (See "Adoption of Standardized Investment Limitations" on
page        .) If the proposal is approved, the new fundamental
diversification limitation cannot be changed without a future vote of shareholders.
22. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES FOR FIDELITY GROWTH &AMP; INCOME PORTFOLIO AND FIDELITY OTC PORTFOLIO.
 Fidelity Growth & Income Portfolio's    and Fidelity OTC Portfolio's
    current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies (except in the open market where no commission except the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund). The fund may not purchase or retain securities issued by other open-end investment companies."
 The Trustees recommend that shareholders of each fund vote to eliminate the above limitation. If the proposal is approved, the Trustees intend to replace the current limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. Each fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on either fund's investment practices, except to the extent that regulatory requirements may change in the future.
 CONCLUSION. The Board of Trustees believes that the efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations"
on page        ) and are in the best interests of the shareholders.
Accordingly, the Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental investment limitation will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current investment limitation will remain unchanged.
23. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES FOR FIDELITY GROWTH &AMP; INCOME PORTFOLIO AND FIDELITY OTC PORTFOLIO.
 Currently, the funds do not have a fundamental investment limitation describing their policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, the funds do not anticipate any future investment
   directly in     physical commodities, but pursuant to securities
regulation, must adopt a stated policy.
 The following proposed fundamental investment limitation concerning the purchase or sale of commodities is the standard one for all funds managed by FMR and has been recommended by the Board of Trustees:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
 The proposed fundamental policy conforms to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page    .    )    T    he proposed
limitation would    not permit the funds to acquire physical commodities
directly, but would     permit each fund to invest in securities backed by
commodities and to sell commodities acquired as a result of ownership of
other investments. In addition, the proposed limitation    would not apply
to options and futures contracts on physical commodities.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to adopt a fundamental investment limitation concerning commodities. The proposed limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the funds will remain without a fundamental investment limitation regarding physical commodities.
24. TO AMEND FIDELITY BLUE CHIP GROWTH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES.
 The fund's current fundamental investment limitation concerning commodities states:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing commodities:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that the fund may acquire
physical commodities as the result of ownership of    instruments other
than securities    . Second, the proposed limitation would clarify that the
fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to the fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
25. TO ELIMINATE FIDELITY GROWTH &AMP; INCOME PORTFOLIO   'S     AND
FIDELITY OTC PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTING IN OIL, GAS, AND OTHER MINERAL EXPLORATION PROGRAMS.
 Currently, each fund maintains a fundamental investment limitation specifying that it may not "invest in oil, gas or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees of the funds intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 "The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 The proposal will have no current impact on the funds. However, adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized
Investment Limitations" on page        ), and will enable the funds to
respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will take effect immediately. If the proposal is not approved, each fund's current limitation will remain unchanged.
26. TO AMEND FIDELITY BLUE CHIP GROWTH FUND   'S    , FIDELITY GROWTH &AMP;
INCOME PORTFOLIO   'S    , AND FIDELITY OTC PORTFOLIO   '    S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Fidelity Blue Chip Growth Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Fidelity Growth & Income Portfolio's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed by the government of the United States,
it   s     agencies, or instrumentalities) if, as a result (and at the time) thereof more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Fidelity OTC Portfolio's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the securities of any one issuer (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities) if, as a result (and at the time) thereof, more than 25% of the fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry."
 Subject to shareholder approval, the Trustees intend to replace each fund's fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of
Standardized Investment Limitations" on page        .) If the proposal is
approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders.
 Adoption of the proposed limitation is not expected to affect the way the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. The proposed limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the funds.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the funds. The Trustees recommend voting FOR the proposed amendment. The new limitations, upon shareholder approval, will become effective immediately. If the proposal is not approved, each fund's current investment limitation will remain unchanged.
27. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING RESTRICTED AND ILLIQUID SECURITIES FOR FIDELITY GROWTH &AMP; INCOME PORTFOLIO AND FIDELITY OTC PORTFOLIO.
 Each fund's current fundamental investment limitation concerning restricted and illiquid securities is as follows:
 "The fund may not knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale ("restricted securities"), or for which there is no readily available market, or engage in a repurchase agreement maturing in more than seven days with respect to any security if, as a result, more than 10% of the fund's net assets would be invested in such securities."
 Subject to shareholder approval, the Trustees intend to replace this fundamental limitation with the following non-fundamental investment limitation that could be changed by vote of the Trustees in response to regulatory, market, legal, or other developments without further approval by shareholders.
 "The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued."
 Under the Investment Company Act of 1940, mutual funds are required to price their shares daily and to offer daily redemptions with payment to follow within seven days of the redemption request. In order to satisfy these requirements, mutual funds are required to limit their holdings in illiquid securities to 15% of their net assets because illiquid securities may be difficult to value daily and difficult to sell promptly at an acceptable price. The percentage limitation restricting the amount a fund may invest in illiquid securities and the types of securities considered illiquid have changed over time. For example, prior to 1993, the percentage limit on a fund's investment in illiquid securities was 10% and prior to 1990, all securities subject to legal or contractual restrictions on resale
(restricted securities) were consider   ed     illiquid.
 In order to be able to take advantage of regulatory and market developments, FMR recommends that each fund eliminate its fundamental investment limitation with respect to restricted and illiquid securities and replace it with a non-fundamental limitation on illiquid securities. Non-fundamental investment limitations can be changed without shareholder approval. Making each fund's limitation non-fundamental will allow the funds to respond more quickly to legal, regulatory, and market developments without the expense of a future shareholder vote.
 If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined by FMR, under the supervision of the Board of Trustees who will monitor each fund's investments in illiquid securities. The ability of FMR to determine the liquidity of the securities it purchases will provide the funds with the flexibility to take advantage of changing market and regulatory conditions which have made each fund's current limitations unnecessarily restrictive. For example, under the current fundamental limit, all restricted securities are considered illiquid. Many municipal securities impose restrictions on resale to the general public as a result of securities law requirements or credit enhancement features. However, these municipal securities often carry demand features which permit a fund to resell the obligation to the issuer for repayment within seven days or can be readily resold to other institutional investors. These features may make these municipal securities liquid despite legal restrictions on resale to the general public. The proposed non-fundamental investment limitation would permit the funds to consider these securities liquid if FMR determines they can be sold or disposed of in the ordinary course of business at approximately the price at which they are valued.
 The types of securities that will be considered illiquid by FMR will vary over time based on changing market and regulatory conditions. In determining the liquidity of each fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), or (5) the nature of the marketplace for trades (including the ability to assign or offset the funds' rights and obligations relating to the investment). Currently, FMR anticipates treating repurchase agreements maturing in more than seven days, over-the-counter options, non-government stripped fixed-rate mortgage
backed securities,    and some     government stripped, fixed-rate mortgage
backed securities, loans and other direct debt instruments, and swap agreements as illiquid securities.
 The fund does not currently intend to take advantage of the ability to invest up to 15% of its net assets in illiquid securities, as is permitted under federal securities regulations. However, if the proposal is approved by shareholders, the Board of Trustees could approve an increase to 15% without further shareholder approval.
 CONCLUSION. The Board of Trustees has considered this proposal and believes that elimination of each fund's fundamental investment limitation on restricted and illiquid securities is in the best interest of shareholders. Therefore, the Trustees recommend that shareholders vote FOR the elimination of the fundamental limitation. This amendment to the funds' investment limitations will become effective immediately upon shareholder approval. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
28. TO ELIMINATE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING PURCHASING SECURITIES OF AN ISSUER IN WHICH THE TRUSTEES OR DIRECTORS OR OFFICERS OF THE FUNDS OR FMR HOLD MORE THAN 5% OF THE OUTSTANDING SECURITIES OF SUCH ISSUER FOR FIDELITY GROWTH &AMP; INCOME PORTFOLIO AND FIDELITY OTC PORTFOLIO.
 Each fund's investment limitation currently includes a restriction which prohibits the fund from purchasing or retaining the securities of any issuer if the officers and Trustees or directors of the trust or FMR who individually own more than 1/2 of 1% of that issuer hold, in the aggregate, more than 5% of that issuer's securities. This investment limitation was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the fund for sale. Only one state currently requires such a limitation.
 Fidelity Growth & Income Portfolio's current fundamental investment limitation concerning purchasing securities of an issuer in which the Trustees or directors or officers of the funds or of FMR hold more than 5% of the outstanding securities of such issuer states:
 "The fund may not purchase or retain the securities of any issuer other than the securities of the fund, if, to the fund's knowledge, those trustees (directors) and officers of the fund, or the investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."
 Fidelity OTC Portfolio's current fundamental investment limitation concerning purchasing securities of an issuer in which the Trustees or directors or officers of the funds or of FMR hold more than 5% of the outstanding securities of such issuer states:
 "The fund may not purchase or retain the securities of any issuer other than the securities of the fund if, to the fund's knowledge, those trustees and officers of the trust, or the investment adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities."
 FMR believes that these fundamental limitations should be eliminated because, while these limitations have not precluded investments in the past, their elimination will potentially increase the funds' flexibility when choosing investments in the future. Subject to shareholder approval, the Trustees of the funds intend to replace this fundamental limitation with a non-fundamental investment limitation that could be changed by vote of the Trustees in response to regulatory, market, legal, or other developments without further approval by shareholders. The new non-fundamental policy, which is substantially the same as the fund's current fundamental investment limitation, would provide that:
 "The fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of FMR who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities."
CONCLUSION: The Trustees of the funds have considered the relevant factors and believe that the proposed non-fundamental investment limitation is in the best interest of each fund's shareholders. Therefore, the Trustees have recommended that the shareholders vote FOR the elimination of the fundamental restriction concerning investing in the issuers in which the officers, directors or Trustees of the trust and FMR who own more than 1/2 of 1% of an issuer's securities together own more than 5% of any class of securities of such issuer. If approved, the new non-fundamental limitation will take effect immediately. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
PRESENT MANAGEMENT CONTRACTS
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or of FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the funds; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state law; developing management and shareholder services for each of the funds; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to Fidelity Service Co. (FSC), each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the funds' manager pursuant to management contracts dated December 1, 1988 (Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio) and April 15, 1993 (Fidelity
Fidelity Dividend Growth Fund)    respectively    , which were approved by
shareholders of Fidelity Blue Chip Growth Fund, Fidelity Growth &
Income Portfolio, and Fidelity OTC Portfolio on November    15    ,
198   8     and     by FMR then the sole shareholder of Fidelity Dividend
Growth Fund     on    April 22    , 199   3    . For the services of FMR
under each fund's contract, each fund pays FMR a monthly management fee composed of the sum of a group fee rate and an individual fund fee rate (the "basic fee").
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left. On the right, the effective annual fee rate schedule, are the actual results of cumulatively applying the annualized rates at varying asset levels. For example, the effective annual fee rate at $253 billion of group net assets - their approximate level for March 1994 - was .3220%, which is the weighted average of the respective fee rates for each level of group net assets up to that level.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate





0      -     $ 3 billion   .520%    $ 0.5    .5200%
                                   billion

3      -     6             .490     25       .4238

6      -     9             .460     50       .3823

9      -     12            .430     75       .3626

12     -     15            .400     100      .3512

15     -     18            .385     125      .3430

18     -     21            .370     150      .3371

21     -     24            .360     175      .3325

24     -     30            .350     200      .3284

30     -     36            .345     225      .3253

36     -     42            .340     250      .3223

42     -     48            .335     275      .3198

48     -     66            .325     300      .3175

66     -     84            .320     325      .3153

84     -     102           .315     350      .3133

102    -     138           .310

138    -     174           .305

174    -     228           .300

228    -     282           .295

282    -     336           .290

Over         336           .285

* The rates shown above for average group assets in excess of $1   38
billion    ($228 billion for Dividend Growth)     were adopted by FMR on a
voluntary basis on    January 1, 1992 and November 1, 1993     pending
shareholder approval of a new management contract reflecting the extended schedule.
 The individual fund fee rate is .30% for Fidelity Blue Chip Growth Fund and Dividend Growth Fund, .20% for Fidelity Growth & Income Portfolio, and .35% for Fidelity OTC Portfolio. Based on the average net assets of
funds advised by FMR for    March     1994, the annual basic fee rate would
be calculated as follows:
      Group      Individual Fund   Basic
      Fee Rate   Fee Rate          Fee Rate

Fidelity Blue Chip Growth Fund          .3220%   +   .30%   =   .6220%

Fidelity Dividend Growth Fund   *       .3220%   +   .30%   =   .6220%

Fidelity Growth & Income            .3220%   +   .20%   =   .5220%
Portfolio

Fidelity OTC Portfolio                  .3220%   +   .35%   =   .6720%

* From April 28, 199   3     (commencement of operations).
 One twelfth (1/12) of this annual basic fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR FIDELITY BLUE CHIP GROWTH FUND, FIDELITY DIVIDEND GROWTH FUND, AND FIDELITY OTC PORTFOLIO. The basic fee for these funds are subject to upward or downward adjustment, depending upon whether, and to what extent, each fund's investment performance for the performance period exceeds, or is exceeded by, the record of the For Blue Chip Growth Fund and Dividend Growth Fund: Standard & Poor's 500 Composite Stock Price Index (S&P 500); For OTC Portfolio: the NASDQ Index (the NASDQ) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Each fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the S&P 500 and the NASDQ are based on change in value and is adjusted for any cash distributions from the companies whose securities compose the S&P 500 (Blue Chip Growth Fund and Dividend Growth Fund) or the NASDQ (OTC Portfolio).
 Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the S&P 500 (Blue Chip Growth Fund and Dividend Growth Fund) or the NASDQ (OTC Portfolio), the controlling factor is not whether each fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500 (Blue Chip Growth Fund and Dividend Growth Fund) or the NASDQ (OTC Portfolio). Moreover, the comparative investment performance of a fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 MANAGEMENT FEES. For the fiscal year ended July 31, FMR received payments
from each fund as shown in the following table   s     for its services as
investment adviser, including any applicable performance adjustment. If FMR had not voluntarily adopted the extended group fee rate schedule, these fees would have been higher.
FIDELITY BLUE CHIP GROWTH FUND
Fiscal Year    Management           Management     Performance
Ended          Fee                  Fee as a       Adjustment
July 31        Including            % of Average   to Basic Fe   e
               Performance          Net Assets
               Adjustment

1993           $    4,265,926           .72    %   $    546,805

1992           $    2,421,561           .72    %   $    270,926

1991           $    1,033,314           .71    %   $    95,327

FIDELITY DIVIDEND GROWTH FUND*
Fiscal Year Ended   Management Fee    Management
July 31             Including         Fee as a
                    Performance       % of Average
                    Adjustment        Net Assets

1993                    $15,075           .62    %   **

*  From April 28, 199   3     (commencement of operations).
   ** Annualized
FIDELITY GROWTH &AMP; INCOME PORTFOLIO
Fiscal Year Ended   Management Fee        Management
July 31                                   Fee as a
                                          % of Average
                                          Net Assets

1993                $    27,607,540           .53    %

1992                $    18,659,161           .54    %

1991                $    10,926,291           .55    %

FIDELITY OTC PORTFOLIO
Fiscal Year    Management           Management     Performance
Ended          Fee                  Fee as a       Adjustment
July 31        Including            % of Average   to Basic Fe   e
               Performance          Net Assets
               Adjustment

1993           $    8,863,888           .74    %   $    665,000

1992           $    8,582,856           .84    %   $    1,541,420

1991           $    6,384,130           .91    %   $    1,506,077

 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, the funds may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies whose net assets as of March 31, 1994, were in excess of $250 billion. The Fidelity family of funds currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the
Table of Average Net Assets and Expense Ratios in Exhibit    5    .
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management
& Research Company and Subsidiaries as of December 31, 199   3     is
shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
    J. Gary Burkhead, President   ; and Peter S. Lynch, Vice Chairman    .
Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Steven Kaye, Gary L. French, and Arthur S.
Loring, are currently officers of the    trust     and officers or
employees of FMR or FMR Corp. With the exception of    M    r. Costello,
all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co.,
which is the transfer    and     shareholder servicing and agent for
certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments
Retail    Marketing     Company, which provides marketing services to
various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr. are the
Directors of FMR Corp. On    March     31, 199   4    , Messrs. Johnson 3d,
Burkhead, Curvey, and Loring, Jr., and Ms. Abigail Johnson owned
approximately 34%, 3%, 3%,    8    %, and    24    %, respectively, of the
voting common stock of FMR Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the
aggregate    approximately 28%     of the voting common stock of FMR Corp.
Messrs. Johnson 3d, Burkhead, and Curvey owned approximately 2%, 3%, and
1%, respectively, of the non-voting common    and equivalent     stock of
FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson
family members, together owned approximately 4   2    % of the non-voting
common    and equivalent     stock of FMR Corp. Through ownership of voting
common    and equivalent     stock, Edward C. Johnson 3d (President and a
Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period    August     1, 199   2     through    March     31,
199   4    , the following transactions were entered into by officers and/or Trustees of the funds or of FMR Corp. involving more than 1% of the voting common, non-voting common or preferred stock of FMR Corp. Mr. C. Bruce Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a cash payment of approximately $1.8 million.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal year ended July 31, 1993, no fees were paid to FMR Far East or FMR U.K. on behalf of each of the funds.
 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages and , respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios
(Exhibit    5    ) on page    .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal 1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on
behalf of each fund by FMR pursuant to authority contained in    the
management contract.    With respect to OTC Portfolio, because the market
for most OTC securities is made by market or dealers, rather than on an exchange, FMR will place most of its orders with dealers. Ordinarily commissions are not charged on such orders. Thus, OTC Portfolio should incur a relatively small amount of commissions expenses. When OTC Portfolio places an order with a dealer, it pays a spread, which is included in the cost of the security, and is the difference between the dealer's cost and
the cost to the fund.     FMR is also responsible for the placement of
transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR
    consider   s     various relevant factors, including, but not limited
to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis;
    the reasonableness of any commissions   ; and arrangements for payment
of fund expenses.     Commissions for foreign investments traded on foreign
exchanges generally will be higher than for U.S. investments traded on domestic exchanges and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
    FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for
accounts which they or their affiliates manage    unless certain
requirements are satisfied.     Pursuant to such re   quirements    , the
Board of Trustees has    authorized     FBSI to e   xecute     portfolio
transactions on national securities exchanges    in accordance with
approved procedures and applicable SEC rules.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to that fund.
 Each fund's annual portfolio turnover rate for the fiscal years ended July 31, 1993 and 1992 are presented in the table below.
      Annual Portfolio Turnover
      Rates

                                         1993    1992

Fidelity Blue Chip Growth Fund            319%    71%

Fidelity Dividend Growth Fund*            90%     N/A

Fidelity Growth & Income Portfolio    87%     221%

Fidelity OTC Portfolio                    213%       245%

* From April 28, 1993 (commencement of operations).
 The tables below list the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research service, and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal year ended July 31, 1993 for each of the funds. The differences in the percentage of brokerage commissions paid to FBSI and FBSL and the percentage of transactions effected through FBSI and FBSL are a result of low commission rates charged by FBSI and FBSL in comparison to those charged by unaffiliated broker-dealers. The funds did not pay any commissions to FBSL during the periods shown.

                             Total              % Paid to   Amount
                             Commissions        Firms       Paid to Firms
                                                Providing   Providing
                                                Research    Research







Fidelity Blue Chip Growth     $3,674,349         61%         $2,229,000
Fund

Fidelity Dividend Growth         $     13,612    30%            $     4,062
Fund*

Fidelity Growth &         $9,025,113         64%         $5,748,104
Income

       Portfolio

Fidelity OTC Portfolio        $1,524,104         69%         $1,050,919


* From April 28, 1993 (commencement of operations).
                             To            % To   Transactions
                             FBSI          FBSI   Through
                                                  FBSI



Fidelity Blue Chip Growth    $ 1,117,533    32%    42%
Fund

Fidelity Dividend Growth     $ 8,520        63%    80%
Fund   *

Fidelity Growth &        $ 2,771,799    31%    44%
Income

       Portfolio

Fidelity OTC Portfolio       $ 84,000       6%     8%

* From April 28, 1993 (commencement of operations).
 From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by each fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of the funds are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as the funds are concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for each fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 Fidelity Service Co. (FSC) is transfer, dividend disbursing, and
shareholder servicing agent for the funds. Under    the trust's
contract with FSC,    each     fund pays an annual fee of $2   6.03     per
basic retail account with a balance of $5,000 or more, $15.   31     per
basic retail account with a balance of less than $5,000, and a supplemental
activity charge    of $2.25 for standing order transactions and
$6   .    1   1     for    other     monetary transactions. These fees and
charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per-account fee of $95.00 and monetary transaction charges of $20.00 and $17.50, depending on the nature of services provided. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under each fund's contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements.
 The transfer agent fees paid to FSC by each fund for the fiscal periods ended July 31, 1993, 1992, and 1991 are shown in the table below.

                                 1993          1992          1991

Fidelity Blue Chip Growth Fund   $ 2,551,997   $ 1,429,568   $  486,117

Fidelity Dividend Growth Fund*    17,233        N/A           N/A

Fidelity Growth & Income      13,840,000    9,357,000     5,395,000
Portfolio

Fidelity OTC Portfolio            3,350,000     2,589,993     2,043,93   3


   * From April 28, 1993 (commencement of operations).
 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine each fund's net asset value per share and dividends and maintain each fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules: one pertaining to the fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are based on each fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. For fiscal 1993, 1992, and 1991, the fees paid by each fund to FSC for pricing and bookkeeping services (including related out-of-pocket expenses) are shown in the following table.

                                        1993                     1992                     1991

Fidelity Blue Chip Growth Fund                     $ 329,68                 $ 202,54                 $ 96,084
                                        8                        8

Fidelity Dividend Growth Fund   *        11,610                   N/A                      N/A

Fidelity Growth & Income                    773,   199               76   7,516        37   2,814
Portfolio

Fidelity OTC Portfolio                          517,   313        462,637                  223,492


* From April 28, 1993 (commencement of operations).
 FSC also receives fees for administering the fund's securities lending program. Securities lending fees are based on the number and duration of
individual securities loans.    Blue Chip Growth, Dividend Growth and OTC
Portfolio did not pay any fees for securities lending services for the fiscal years ended July 31, 1993, 1992, and 1991. Growth & Income paid $18,000 to FSC for securities lending services in fiscal 1993, and did not pay any fees during fiscal 1992 and 1991.
 Each fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES, CONTINUED:
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.

    COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates. Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.

EXHIBIT 1
The proper name of each fund - Fidelity Blue Chip Growth Fund, and Fidelity OTC Portfolio - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SECURITIES FUND:
(NAME OF PORTFOLIO)
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 MODIFICATION made this 1st day of [December, 1988]        August, 1994
    by and between Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 Required authorization and approval by shareholders and Trustees having
been obtained, the Fund, on behalf of the Portfolio, and    [Fidelity
Management & Research Company]     the Adviser hereby consent, pursuant
to Paragraph 6 of the existing Management Contract modified        December
1, 1988,        to a modification of said Contract in the manner set forth
below.        The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of August 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance
Adjustment.        The Performance Adjustment is added to or subtracted
from the Basic Fee depending on whether the Portfolio experienced better or
worse performance than the        [to the Basic Fee based upon the
investment performance of the Portfolio in relation to the] (For Blue Chip
Growth Fund: Standard & Poor's [Daily]        Composite        Stock
Price Index [of 500 Composite Stocks]; (For OTC Portfolio: NASDQ Composite
Index) (the "Index").        The Performance Adjustment is not cumulative.
An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that
of the Index.        The Basic fee and the Performance Adjustment will be
computed as follows:
For Blue Chip Growth Fund:
 (a) Basic Fee Rate. The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
For OTC Portfolio:
  [BASIC FEE RATE:]
  [The basic fee rate shall be composed of two elements:]
  (a) Basic Fee Rate. The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
For    both funds    :
   ( i ) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in
the manner set forth in the        fund's Declaration of Trust or other
organizational document        [charter of each investment company] )
determined as of the close of business        on each business        day
throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets   Annualized Fee Rate (for each level)

0            -   $ 3 billion   .520%

3            -   6             .490

6            -   9             .460

9            -   12            .430

12           -   15            .400

15           -   18            .385

18           -   21            .370

21           -   24            .360

24           -   30            .350

30           -   36            .345

36           -   42            .340

42           -   48            .335

48           -   66            .325

66           -   84            .320

84           -   102           .315

[Over] 102   -      1    38    .310

138          -   174           .305

174          -   228           .300

228          -   282           .295

282          -   336           .290

Over         -   336           .285

For Blue Chip Growth Fund:
   ( ii ) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.30%.
For OTC Portfolio:
   ( ii ) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.35%.
  [The sum of the Group fee rate, calculated as described above to the nearest millionth, and the Individual Portfolio fee rate shall constitute the annual basic fee rate.]
For both funds:
  (b) Basic Fee        One-twelfth of the [annual] Basic Fee Rate shall be
applied to the average of the net assets of the Portfolio (computed in the
manner set forth in the        Fund's        Declaration of Trust [of the
Fund] or other organizational document) determined as of the close of
business on each        business        day throughout the month. The
resulting dollar amount comprises the Basic Fee.    [This basic fee will be
subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
  (c) [The] Performance Adjustment        Rate: [An adjustment to the
monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the portfolio experienced better or worse performance than the performance index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point the higher point if
exactly one-half point]    (    the performance of the Portfolio and the
Index each being calculated to the nearest percentage point   )     that
the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence the first full day of the first full
month following the    [    effective date of the   ]     Portfolio's
   commencement of operations [    registration statement]        with the
effective date of this Contract.        During the first eleven months of
the [operation of the contract]        performance        period for the
Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities [companies whose stocks comprise] included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
[The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the portfolio over some period of time shorter than the performance period has been behind that of the Index, and conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (d) Performance Adjustment.        One-twelfth of the annual Performance
Adjustment Rate [shall]        will        be applied to the average of the
net assets of the Portfolio (computed in the manner set forth        in the
Fund's        Declaration of Trust [of the fund adjusted as permitted in paragraph 3(c)] or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses
   [    other than those expressly stated to be payable by the Adviser
hereunder,   ]     which expenses payable by the Portfolio shall include,
without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser;
(iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [July 31,
1989]        July 31, 1995        and indefinitely thereafter, but only so
long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
    for other organizational document        and agrees that the
obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of
Trust        or other organizational document        are separate and
distinct from those of any and all other [Funds] Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[signature lines omitted]
EXHIBIT 2
The proper name of each fund - Fidelity Dividend Growth Fund and Fidelity Growth & Income Portfolio - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SECURITIES FUND:
(NAME OF PORTFOLIO)
AND
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
 MODIFICATION[AGREEMENT] made this 1st day of August 1994 [15th day of April 1993: for Dividend Growth], 1st day of [December 1988 for Growth & Income], by and between Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Name of Portfolio (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser").
 New for Dividend Growth: Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract modified (December 1, 1988 for Growth & Income, dated April 15, 1993 for Dividend Growth), to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of August 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser, [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
Section #3 for Growth & Income Portfolio:
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, shall be [computed as follows] composed of a Group Fee and an Individual Fund Fee:
  (a) [Basic Fee Rate: The Basic Fee Rate shall be composed of two elements
(i)] Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0            -     $ 3 billion   .520

3            -     6             .490

6            -     9             .460

9            -     12            .430

12           -     15            .400

15           -     18            .385

18           -     21            .370

21           -     24            .360

24           -     30            .350

30           -     36            .345

36           -     42            .340

42           -     48            .335

48           -     66            .325

66           -     84            .320

84           -     102           .315

[Over] 102   -     138           .310

138          -     174           .305

174          -     228           .300

228          -     282           .295

282          -     336           .290

Over               336           .285

[(ii)] (b) Individual Fund Fee Rate. The Individual [portfolio] Fund Fee Rate shall be .20%.
 The sum of the [cumulative] Group Fee Rate, calculated as described above to the nearest millionth, and the Individual [Portfolio] Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in [Article X of] the Fund's Declaration of Trust [of the Fund]) determined as of the close of business on each business day throughout the month.
  (c) In the case of termination of this contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
Section #3 for Dividend Growth Fund:
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment to the Basic Fee based upon the investment performance of the Portfolio in relation to the Standard & Poor's 500 Stock Price Index (the "Index"). The Basic fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0            -     $ 3 billion   .520

3            -     6             .490

6            -     9             .460

9            -     12            .430

12           -     15            .400

15           -     18            .385

18           -     21            .370

21           -     24            .360

24           -     30            .350

30           -     36            .345

36           -     42            .340

42           -     48            .335

48           -     66            .325

66           -     84            .320

84           -     102           .315

102          -     138           .310

138          -     174           .305

[Over] 174   -     228           .300

228          -     282           .295

282          -     336           .290

Over               336           .285

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.30%.
  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee. This Basic Fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:
  (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest percentage point that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
  (e   )     In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until (For Growth & Income: [July 31, 1990]; For Dividend Growth: [July 31, 1994]) July 31, 1995, and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust
    (For Growth & Income:) or other organizational document        and
agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the
Declaration of Trust        (For Growth & Income:) or other
organizational document        are separate and distinct from those of any
and all other Portfolios.
 (For Growth & Income): 8.This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[signature lines omitted]
EXHIBIT 3
FORM OF SUB-ADVISORY AGREEMENT
The proper name of each fund - Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (FAR EAST) INC.
AND
FIDELITY SECURITIES FUND ON BEHALF OF
(NAME OF PORTFOLIO)
 AGREEMENT made this 1st day of August 1994, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (Far
East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager to the Portfolio, and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations, as the Adviser may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
  6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
FORM OF SUB-ADVISORY AGREEMENT
The proper name of each fund - Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT &AMP; RESEARCH COMPANY
AND
FIDELITY MANAGEMENT &AMP; RESEARCH (U.K.) INC.
AND
FIDELITY SECURITIES FUND ON BEHALF OF
(NAME OF PORTFOLIO)
 AGREEMENT made this 1st day of August 1994 by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Management & Research (U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor, shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
  (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
  6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.
 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
  9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
  11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 5
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (B)
GROWTH AND INCOME
Market Index  4/30/93 $ 265.2 0.45% 0.44% 0.44%
Fidelity Fund (3) 6/30/93#   1,398.0 0.42(dagger) 0.42(dagger) 0.66(dagger)
Balanced (3)  7/31/93  2,154.5 0.53 0.53 0.93
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) -- 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity
 Portfolio Income (3) 11/30/93  19.1 0.50 0.50 1.77
Advisor Institutional
 Equity Portfolio
  Income (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity -Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 -- 0.28
ASSET ALLOCATION
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 -- 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 -- 0.28
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (B)
Magellan (3)  3/31/93  21,506.4 0.75 0.75 1.00
Small Cap Stock 4/30/94**  547.2 0.68(dagger) 0.68(dagger) 1.19(dagger)
Fidelity Fifty (3) 6/30/94** $ 40.3 0.63%(dagger) 0.63%(dagger)
1.85%(dagger)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93  219.2 0.54 0.54 1.57
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.30
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation 10/31/94**  87.9 0.77(dagger) 0.61(dagger) 1.72(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity
  Portfolio Growth (3) 11/30/93  176.0 0.66 0.66 1.84
Advisor Institutional
 Equity Portfolio
  Growth (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93 $ 4,138.1 0.69% 0.69% 1.06%
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93  1,016.0 0.63 0.63 0.71
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 -- 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (5) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07

 Precious Metals and
  Minerals (3) 2/28/94 $ 378.4 0.63% 0.63% 1.55%
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94  57.7 0.62 0.62 1.83
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 -- 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 -- 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 -- 1.50
INCOME
Capital & Income (3) 4/30/93  1,771.1 0.54 0.54 0.91
Intermediate Bond (3) 4/30/93  1,434.0 0.32 0.27 0.61
Investment Grade Bond (3) 4/30/93  1,049.6 0.37 0.37 0.68
Short-Term Bond (3) 4/30/93  1,634.8 0.47 0.47 0.77
Spartan Government
 Income   4/30/93  491.8 0.65 0.65 0.65
Spartan High Income 4/30/93  470.8 0.70 0.70 0.70
Spartan Short-Intermediate
 Government 4/30/93  23.5 0.65 0.02 0.02
The North Carolina Capital
 Management Trust:
  Term Portfolio 6/30/93  83.4 0.41 0.41 0.41
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20

Advisor Government
 Investment 10/31/93 $ 40.8 0.46% --% 0.68%
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond 11/30/93  174.3 0.42 0.42 0.64
Advisor Limited
 Term Bond  11/30/93  22.5 0.42 0.42 1.23
Institutional Short-
 Intermediate
  Government 11/30/93  255.2 0.45 0.45 0.45
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 -- 0.32
MONEY MARKET
Institutional Cash:
 Domestic Money
  Market (4) 3/31/93  768.4 0.20 0.12 0.18
 Money Market (4) 3/31/93  5,033.1 0.20 0.15 0.18
 U.S. Government (4) 3/31/93  6,305.4 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/93  2,683.0 0.20 0.15 0.18
 U.S. Treasury II (4) 3/31/93  7,014.6 0.20 0.15 0.18
Spartan Money Market (4) 4/30/93  4,841.1 0.30 0.30 0.30
Spartan U.S. Government
 Money Market (4) 4/30/93  1,204.8 0.55 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/93  1,538.3 0.38 0.38 0.39
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93 $ 443.3 0.50% 0.31% 0.95%
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93  2,841.7 0.50 0.50 0.57
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
TAX-EXEMPT INCOME
Institutional Tax-
 Exempt Cash (4) 5/31/93  2,517.7 0.20 0.14 0.18
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93  91.7 0.50 0.22 0.95
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)


Spartan Intermediate
 Municipal  8/31/93** $ 82.6 0.55%(dagger) -% -%
Spartan Maryland Municipal
 Income   8/31/93**  13.4 0.55(dagger) -- --
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt 11/30/93  22.1 0.42 0.24 0.65
Advisor Limited
 Term Tax-Exempt 11/30/93  15.4 0.42 -- 0.90
Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93  377.5 0.55 0.25 0.25
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93 $ 528.9 0.42% 0.42% 0.59%
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) -- --
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94**  7.7 0.55(dagger) -- --
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
(a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

SEC-PXS-   5    94 CUSIP #316389303/FUND #312
 CUSIP #316389402/FUND #330
 CUSIP #3   1    6389204/FUND #027
 CUSIP #316389105/FUND #093

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY SECURITIES FUND: FIDELITY BLUE CHIP GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur Loring, and Edward H. Malone or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SECURITIES FUND as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13,
1994 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
312,330,027,093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    allnominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers & Lybrand as independent           FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting          FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the trust.

4.    To approve a Sub-Advisory Agreement with FMR Far East for the             FOR     AGAINST     ABSTAIN    4.
      fund.

5.    To approve a Sub-Advisory Agreement with FMR U.K. for the fund.           FOR     AGAINST     ABSTAIN    5.

6.    To approve an amended management contract for the fund.                   FOR     AGAINST     ABSTAIN    6.

7.    To amend the Declaration of Trust regarding shareholder notification      FOR     AGAINST     ABSTAIN    7.
      of appointment of Trustees.

8.    To amend the Declaration of Trust to provide the fund with the ability    FOR     AGAINST     ABSTAIN    8.
      to invest all of its assets in another open-end investment company with the same investment objective and policies.

9.    To adopt a new fundamental investment policy permitting it  to invest     FOR     AGAINST     ABSTAIN    9.
      all of its assets in another open-end investment company with substantially the same investment objective and policies.

15.   To amend the fundamental investment limitation concerning real            FOR     AGAINST     ABSTAIN    16.
      estate for the fund.

16.   To amend the fundamental investment limitation concerning                 FOR     AGAINST     ABSTAIN    15.
      borrowing for the fund.

17.   To amend the fundamental investment limitation concerning the             FOR     AGAINST     ABSTAIN    17.
      issuance of senior securities for the fund.

18.   To eliminate the fundamental investment limitation concerning short       FOR     AGAINST     ABSTAIN    18.
      sales of securities for the fund.

19.   To eliminate the fundamental investment limitation concerning             FOR     AGAINST     ABSTAIN    19.
      margin purchases for the fund.

20.   To amend the fundamental investment limitation concerning lending         FOR     AGAINST     ABSTAIN    20.
      for the fund.

21.   To amend the fund's fundamental investment limitation concerning          FOR     AGAINST     ABSTAIN    21.
      diversification.

24.   To amend the fund's fundamental investment limitation concerning          FOR     AGAINST     ABSTAIN    24.
      commodities.

26.   To amend the fund's fundamental investment limitation concerning          FOR     AGAINST     ABSTAIN    26.
      the concentration of it's investments in a single industry.




 SEC-PXC-594

                                                                        312


Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY SECURITIES FUND: FIDELITY GROWTH &AMP; INCOME PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur Loring, and Edward H. Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SECURITIES FUND as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13, 1994 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
312,330,027,093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    allnominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers & Lybrand as independent         FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting        FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the fund.

4.    To approve a Sub-Advisory Agreement with FMR Far East for the           FOR     AGAINST     ABSTAIN    4.
      fund.

5.    To approve a Sub-Advisory Agreement with FMR U.K. for the fund.         FOR     AGAINST     ABSTAIN    5.

6.    To approve an amended management contract for the fund.                 FOR     AGAINST     ABSTAIN    6.

7.    To amend the Declaration of Trust regarding shareholder notification    FOR     AGAINST     ABSTAIN    7.
      of appointment of Trustees.

8.    To amend the Declaration of Trust to provide each fund with the         FOR     AGAINST     ABSTAIN    8.
      ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.

9.    To adopt a new fundamental investment policy permitting each fund       FOR     AGAINST     ABSTAIN    9.
      to invest all of its assets in another open-end investment company with substantially the same objective and policies.

10.   To amend the fund's fundamental investment  objective and certain       FOR     AGAINST     ABSTAIN    10.
      fundamental policies.

13.   To eliminate the fund's fundamental policies concerning                 FOR     AGAINST     ABSTAIN    12.
      foreigncurrency contracts.

14.   To replace the fund's fundamental investment limitation concerning      FOR     AGAINST     ABSTAIN    14.
      diversification with a fundamental diversification limitation permitting increased investments in securities of any single issuer.

15.   To amend the fundamental investment limitation concerning real          FOR     AGAINST     ABSTAIN    16.
      estate for the fund.

16.   Borrowing.                                                              FOR     AGAINST     ABSTAIN    15.

17.   Senior securities.                                                      FOR     AGAINST     ABSTAIN    17.

18.   Short sales.                                                            FOR     AGAINST     ABSTAIN    18.

19.   Margin purchases.                                                       FOR     AGAINST     ABSTAIN    19.

20.   Lending.                                                                FOR     AGAINST     ABSTAIN    20.

22.   Other investment companies.                                             FOR     AGAINST     ABSTAIN    22.

23.   Commodities.                                                            FOR     AGAINST     ABSTAIN    23.

25.   Oil, gas, and other mineral exploration.                                FOR     AGAINST     ABSTAIN    25.

26.   Concentration.                                                          FOR     AGAINST     ABSTAIN    26.

27.   Restricted and illiquid securities.                                     FOR     AGAINST     ABSTAIN    27.

28.   Purchasing securities when Trustees or FMR own more than 5%.            FOR     AGAINST     ABSTAIN    28.


 SEC-PXC-594


027

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY SECURITIES FUND: FIDELITY DIVIDEND GROWTH FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur Loring, and Edward H.
Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITYSECURITIES FUND as indicated
above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13, 1994 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
312,330,027,093HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    allnominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.   To ratify the selection of Coopers & Lybrand as independent           FOR     AGAINST     ABSTAIN    2.
     accountants of the trust.

3.   To amend the Declaration of Trust to provide dollar-based voting          FOR     AGAINST     ABSTAIN    3.
     rights for shareholders of the trust.

6.   To approve an amended management contract for each fund.                  FOR     AGAINST     ABSTAIN    6.

7.   To amend the Declaration of Trust regarding shareholder notification      FOR     AGAINST     ABSTAIN    7.
     of appointment of Trustees.

8.   To amend the Declaration of Trust to provide the fund with the ability    FOR     AGAINST     ABSTAIN    8.
     to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.

9.   To adopt a new fundamental investment policy for the fund                 FOR     AGAINST     ABSTAIN    9.
     permitting the fund  to invest all of its assets in another open-end investment company with substantially the same investment
     objective and policies.


 SEC-PXC-594


 330

Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- - --------------------------------------------------------------------------
- - --------------------
FIDELITY SECURITIES FUND: FIDELITY OTC PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur Loring, and Edward H.
Malone, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY SECURITIES FUND as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 13, 1994 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.  Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1993
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
CUSIP316389105/FUND#093

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- - --------------------------------------------------------------------------
- - --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    allnominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers & Lybrand as independent           FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting          FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the fund.

4.    To approve a Sub-Advisory Agreement with FMR Far East for the             FOR     AGAINST     ABSTAIN    4.
      fund.

5.    To approve a Sub-Advisory Agreement with FMR U.K. for the fund.           FOR     AGAINST     ABSTAIN    5.

6.    To approve an amended management contract for the fund.                   FOR     AGAINST     ABSTAIN    6.

7.    To amend the Declaration of Trust regarding shareholder notification      FOR     AGAINST     ABSTAIN    7.
      of appointment of Trustees.

8.    To amend the Declaration of Trust to provide each fund with the           FOR     AGAINST     ABSTAIN    8.
      ability to invest all of its assets in another open-end investment company with the same investment objective and policies.

9.    To adopt a new fundamental investment policy permitting it  to invest     FOR     AGAINST     ABSTAIN    9.
      all of its assets in another open-end investment company with substantially the same objective and policies.

11.   To replace certain of the fund's  fundamental investment policies with    FOR     AGAINST     ABSTAIN    11.
      non-fundamental investment policies and eliminate certain others.

12.   To eliminate the fund's fundamental policy regarding                      FOR     AGAINST     ABSTAIN    12.
      repurchase agreements.

13.   To eliminate the fund's fundamental policies concerning foreign           FOR     AGAINST     ABSTAIN    13.
      currency contracts.

14.   To replace the fund's fundamental investment limitation concerning        FOR     AGAINST     ABSTAIN    14.
      diversification with a fundamental diversification limitation permitting increased investments in securities of any single issuer.

15.   To amend the fundamental investment limitation concerning real            FOR     AGAINST     ABSTAIN    15.
      estate for the fund.

16.   Borrowing                                                                 FOR     AGAINST     ABSTAIN    16.

17.   Senior securities.                                                        FOR     AGAINST     ABSTAIN    17.

18.   Short sales.                                                              FOR     AGAINST     ABSTAIN    18.

19.   Margin purchases.                                                         FOR     AGAINST     ABSTAIN    19.

20.   Lending.                                                                  FOR     AGAINST     ABSTAIN    20.

22.   Investment companies.                                                     FOR     AGAINST     ABSTAIN    22.

23.   Commodities.                                                              FOR     AGAINST     ABSTAIN    23.

25.   Oil, gas, and other mineral exploration.                                  FOR     AGAINST     ABSTAIN    25.

26.   Concentration.                                                            FOR     AGAINST     ABSTAIN    26.

27.   Restricted and illiquid securities.                                       FOR     AGAINST     ABSTAIN    27.

28.   Purchasing securities when Trustees or FMR own more than 5%.              FOR     AGAINST     ABSTAIN    28.


 SEC-PXC-594

                                                                       093

FIDELITY OTC PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity OTC Portfolio shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSALS 4 AND 5 ask for shareholder approval to adopt sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 6 is to amend the Management Contract for the fund. The purpose of the amendment is to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the Modified Contract is substantially identical to the current Management Contract for the fund (the Current Contract). THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT CONTRACT.
PROPOSAL 7 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
OTC - PXL - 594
PROPOSALS 8 AND 9 are to permit the fund to pool its assets with other comparable Fidelity funds. Pooling of assets would be implemented to reduce fund operating costs, and would occur only if regulatory approval were obtained and if the Trustees determine that doing so would be in the fund's best interest.
PROPOSAL 11 is to replace certain of the fund's fundamental investment policies with non-fundamental policies and eliminate certain others. PROPOSAL 12 is to eliminate the fund's fundamental investment policy concerning repurchase agreements.
PROPOSAL 13 is to eliminate the fund's fundamental investment policies concerning foreign currency contracts.
PROPOSAL 14 is to replace the fund's fundamental investment limitation concerning diversification. The proposed change is not expected to change how the fund is managed or the investment performance of the fund.
PROPOSAL 15 is to amend the investment limitation concerning real estate for the fund. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how it is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 16 through 20, 22, 23, and 25 through 28 is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH &AMP; INCOME PORTFOLIO
FIDELITY OTC PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Blue Chip Growth Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio shareholders will be held in July to vote on several important proposals that affect the funds in which you are invested. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Our records indicate that you are among many shareholders who have more than one account in these funds. To save the expense of postage and printing, we have enclosed one proxy card for each account. Please take a few minutes to read the enclosed materials and cast your vote on each yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by the funds and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSALS 4 AND 5 ask for shareholder approval to adopt sub-advisory agreements for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets, and to potentially enable each fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 6 is to amend the Management Contract for each fund. The purpose of the amendment is to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the Modified Contract is substantially identical to the current Management Contract for each fund (the Current Contract). THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER EACH FUND'S CURRENT CONTRACT.
SEC - PXL - 594
PROPOSAL 7 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSALS 8 AND 9 are to permit the funds to pool their assets with other comparable Fidelity funds. Pooling of assets would be implemented to reduce fund operating costs, and would occur only if regulatory approval were obtained and if the Trustees determine that doing so would be in a fund's best interest.
PROPOSAL 10 is to amend Fidelity Growth & Income Portfolio's fundamental investment objective and certain fundamental policies. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
PROPOSAL 11 is to replace certain of OTC Portfolio's fundamental investment policies with non-fundamental policies and eliminate certain others. PROPOSAL 12 is to eliminate OTC Portfolio's fundamental investment policy concerning repurchase agreements.
PROPOSAL 13 is to eliminate Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio's fundamental investment policies concerning foreign currency contracts.
PROPOSAL 14 is to replace Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio's fundamental investment limitation concerning diversification with a fundamental diversification limitation permitting increased investments in securities of any single issuer. The proposed change is not expected to change how the funds are managed or the investment performance of the funds.
PROPOSAL 15 is to amend the investment limitation concerning real estate for Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio, and Fidelity OTC Portfolio. The main purpose of this proposal is to allow each fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to each fund's investment objective. The proposal is not expected to change the investment performance of the funds, or how they are managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 16 through 28 is to revise several of the investment limitations of Fidelity Blue Chip Growth Fund, Fidelity Growth & Income Portfolio and Fidelity OTC Portfolio to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify each fund's authority in various areas of investing and bring each fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the funds, however, and are not expected to result in any significant changes in any fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy cards enclosed in this package. Be sure to sign the cards before mailing them in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds. Sincerely,

Edward C. Johnson 3d
President
FIDELITY GROWTH &AMP; INCOME PORTFOLIO
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Growth & Income Portfolio shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSALS 4 AND 5 ask for shareholder approval to adopt sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 6 is to amend the Management Contract for the fund. The purpose of the amendment is to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the Modified Contract is substantially identical to the current Management Contract for the fund (the Current Contract). THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT CONTRACT.
PROPOSAL 7 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
GAI- PXL - 594
PROPOSALS 8 AND 9 are to permit the fund to pool its assets with other comparable Fidelity funds. Pooling of assets would be implemented to reduce fund operating costs, and would occur only if regulatory approval were obtained and if the Trustees determine that doing so would be in the fund's best interest.
PROPOSAL 10 is to amend the fund's fundamental investment objective and certain fundamental policies. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
PROPOSAL 13 is to eliminate the fund's fundamental investment policies concerning foreign currency contracts.
PROPOSAL 14 is to replace the fund's fundamental investment limitation concerning diversification. The proposed change is not expected to change how the fund is managed or the investment performance of the fund.
PROPOSAL 15 is to amend the investment limitation concerning real estate for the fund. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how it is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 16 through 20, and Proposals 22, 23, and 25 through 28 is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
FIDELITY DIVIDEND GROWTH FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Dividend Growth Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 6 is to amend the Management Contract for the fund. The purpose of the amendment is to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the Modified Contract is substantially identical to the current Management Contract for the fund (the Current Contract). THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT CONTRACT.
PROPOSAL 7 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSALS 8 AND 9 are to permit the fund to pool its assets with other comparable Fidelity funds. Pooling of assets would be implemented to reduce fund operating costs, and would occur only if regulatory approval were obtained and if the Trustees determine that doing so would be in the fund's best interest.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
DGF - PXL - 594
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President
FIDELITY BLUE CHIP GROWTH FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Blue Chip Growth Fund shareholders will be held in July to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take a few minutes to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing Trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSALS 4 AND 5 ask for shareholder approval to adopt sub-advisory agreements for fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 6 is to amend the Management Contract for the fund. The purpose of the amendment is to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the Modified Contract is substantially identical to the current Management Contract for the fund (the Current Contract). THE MODIFIED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT CONTRACT.
PROPOSAL 7 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
BCF - PXL - 594
PROPOSALS 8 AND 9 are to permit the fund to pool its assets with other comparable Fidelity funds. Pooling of assets would be implemented to reduce fund operating costs, and would occur only if regulatory approval were obtained and if the Trustees determine that doing so would be in the fund's best interest.
PROPOSAL 15 is to amend the investment limitation concerning real estate for the fund. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how it is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 16 through 21, 24 and 26 is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President